UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

ZoomInfo Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39310	87-3037521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 Broadway Street, Suite 900, Vancouver, Washington 98660
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 914-1220

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
ZoomInfo Technologies Inc. (“ZoomInfo”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on May 17, 2023. The matters voted upon at the Annual Meeting and the final voting results were as stated below. Holders of the shares of ZoomInfo’s common stock were entitled to one vote per share held as of the close of business on March 21, 2023 (the “Record Date”). The proposals related to each matter are described in detail in ZoomInfo's definitive proxy statement for the Annual Meeting filed on March 29, 2023.
Proposal No. 1 - Election of Directors
The following nominees were each elected to serve as Class III director for a three-year term expiring at the 2026 annual meeting of stockholders or until his successor has been duly elected and qualified. The voting results were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Todd Crockett	206,859,285	88,926,995	46,407,352
Patrick McCarter	204,205,081	91,581,199	46,407,352
D. Randall Winn	291,974,329	3,811,951	46,407,352
Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm
    The appointment of KPMG LLP as the independent registered public accounting firm for ZoomInfo for 2023 was ratified. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
336,112,492	5,618,538	462,602	N/A
Proposal No. 3 – Advisory, non-binding vote on the compensation of ZoomInfo’s named executive officers
ZoomInfo’s stockholders approved, on a non-binding, advisory basis, the compensation of ZoomInfo’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
223,685,785	71,570,185	530,310	46,407,352

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZoomInfo Technologies Inc.
Date: May 19, 2023
By:     /s/ Anthony Stark
Name:  Anthony Stark
Title:   General Counsel and Corporate Secretary